Exhibit 99.906 CERT

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Jose C. Benitez, President of Fortune V Separate Account, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended June 30, 2021 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Jose C. Benitez
Jose C. Benitez
(Principal Executive Officer)

Date: 8/4,2021

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Fortune V Separate Account and will be retained by __________________________, and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.906 CERT

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Roberto J Martinez, Treasurer and Secretary of Fortune V Separate Account, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended June 30, 2021 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Roberto J Martinez
Roberto J Martinez
(Principal Financial Officer & Secretary)

Date: August 24, 2021

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Fortune V Separate Account and will be retained by __________________________, and furnished to the Securities and Exchange Commission or its staff upon request.